Prospectus Supplement	March 1, 2019

Putnam AMT-Free Municipal Fund	Putnam New York
Prospectus dated November 30, 2018	Tax Exempt Income Fund
Putnam California	Prospectus dated March 30, 2018
Tax Exempt Income Fund	Putnam Ohio
Prospectus dated January 30, 2019	Tax Exempt Income Fund
Putnam Intermediate-Term	Prospectus dated September 30, 2018
Municipal Income Fund	Putnam Pennsylvania
Prospectus dated March 30, 2018	Tax Exempt Income Fund
Putnam Massachusetts	Prospectus dated September 30, 2018
Tax Exempt Income Fund	Putnam Short-Term Municipal
Prospectus dated September 30, 2018	Income Fund
Putnam Minnesota	Prospectus dated March 30, 2018
Tax Exempt Income Fund	Putnam Tax Exempt Income Fund
Prospectus dated September 30, 2018	Prospectus dated January 30, 2019
Putnam New Jersey	Putnam Tax-Free High Yield Fund
Tax Exempt Income Fund	Prospectus dated November 30, 2018
Prospectus dated September 30, 2018

Effective March 30, 2019, similar language under the heading Class Y shares (available only to investors listed below) in the section How do I buy fund shares? – Here is a summary of the differences among the classes of shares is replaced in its entirety with the following:

• The following investors may purchase class Y shares if approved by Putnam:

» bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;

» college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

» other Putnam funds and Putnam investment products;

» investors purchasing shares through an asset-based fee program that is sponsored by a registered broker-dealer or other financial institution;

» investors purchasing shares through a commission-based platform of a registered broker-dealer or other financial institution that charges you additional fees or commissions, other than those described in the prospectus and SAI, and that has entered into an agreement with Putnam Retail Management Limited Partnership (PRM) to offer class Y shares through such a program;

» clients of a financial representative who are charged a fee for consulting or similar services;

» corporations, endowments, foundations and other institutional investors that have been approved by Putnam;

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» unaffiliated investment companies (whether registered or private) that have been approved by Putnam; and

» current and retired Putnam employees and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same household) as well as, in each case, Putnam-offered health savings accounts, IRAs, and other similar tax-advantaged plans solely owned by the foregoing individuals; current and retired directors of Putnam Investments, LLC; current and retired Great-West Life & Annuity Insurance Company employees; and current and retired Trustees of the fund. Upon the departure of any member of this group of individuals from Putnam, Great-West Life & Annuity Insurance Company, or the fund’s Board of Trustees, the member’s class Y shares convert automatically to class A shares, unless the member’s departure is a retirement, as determined by Putnam in its discretion for employees and directors of Putnam and employees of Great-West Life & Annuity Insurance Company and by the Board of Trustees in its discretion for Trustees; provided that conversion will not take place with respect to class Y shares held by former Putnam employees and their immediate family members in health savings accounts where it is not operationally practicable due to platform or other limitations.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

The following language is added to the Appendix:

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. & Raymond James affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI. It is the purchaser’s responsibility to notify their financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers or discounts not available through a particular intermediary, shareholders will have to purchase fund shares from the fund or through another intermediary to receive these waivers or discounts.

Front-end sales load waivers on Class A shares available at Raymond James

• Shares purchased in an investment advisory program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints and/or rights of accumulation

• Breakpoints as described in the fund’s prospectus and SAI.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Putnam fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

Class A or Class M Sales Charge Waivers Available Only Through Specified Intermediaries

As described in the prospectus, class A or class M shares may be purchased at net asset value without payment of a sales charge through a broker-dealer, financial institution, or financial intermediary that has entered into an agreement with Putnam Retail Management to offer shares through a retail self-directed brokerage account with or without the imposition of a transaction fee.

The following intermediaries have entered into such an agreement:

National Financial Services LLC

Charles Schwab & Co., Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

J.P. Morgan Securities LLC

TD Ameritrade, Inc. and TD Ameritrade Clearing, Inc.

Morgan Stanley Smith Barney LLC

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